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               LOGO   William J. Evers
                      Vice President, Corporate Counsel

                      The Prudential Insurance Company of America
                      751 Broad Street, Newark, NJ 07102-3777
                      Tel 973 802-3716
                      William.evers@prudential.com
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January 28, 2014

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:Pruco Life Insurance Company
   Pruco Life Flexible Premium Variable Annuity Account
   Prudential Defined Income Variable Annuity, File No. 333-184541 Post-Effective Amendment No. 2 to Form N-4 Registration Statement

Members of the Commission:

Along with this letter, we are filing a post-effective amendment under Rule 485(a) to the above captioned Form N-4 registration statement of Pruco Life Flexible Premium Variable Annuity Account (the "Registrant") and Pruco Life Insurance Company (the "Depositor").

The purpose of this post-effective amendment is to add new disclosure in connection with the contract owner's ability to opt out of a fee increase on the Defined Income Benefit. This prospectus also reflects the following changes:

    . The recent name change of the underlying portfolio: "AST Multi-Sector Fixed Income Portfolio;" and

    . The removal of Income Growth Rate Income Percentages from the body of the prospectus. The current Income Growth Rate and Income Percentages will be communicated using a supplement to the prospectus.

After we receive comments from the staff, we will file another post-effective amendment that will reflect changes made in response to those comments and include financial statements, exhibits and other information required by Form N-4.

Please call me at (203) 402-1382 if you have any questions.

Very truly yours,

/s/ William J. Evers

William J. Evers